UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 9, 2023

Comcast Corporation

(Exact Name of Registrant as Specified in Charter)

Pennsylvania (State or other jurisdiction of incorporation)
001-32871 (Commission File Number)		27-0000798 (IRS Employer Identification No.)

One Comcast Center Philadelphia, PA (Address of Principal Executive Offices)	19103-2838 (Zip Code)

Registrant’s telephone number, including area code: (215) 286-1700

(Former Name or Former Address, if Changed Since Last Report)

____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	CMCSA	The Nasdaq Stock Market LLC
0.000% Notes due 2026	CMCS26	The Nasdaq Stock Market LLC
0.250% Notes due 2027	CMCS27	The Nasdaq Stock Market LLC
1.500% Notes due 2029	CMCS29	The Nasdaq Stock Market LLC
0.250% Notes due 2029	CMCS29A	The Nasdaq Stock Market LLC
0.750% Notes due 2032	CMCS32	The Nasdaq Stock Market LLC
1.875% Notes due 2036	CMCS36	The Nasdaq Stock Market LLC
1.250% Notes due 2040	CMCS40	The Nasdaq Stock Market LLC
5.50% Notes due 2029	CCGBP29	New York Stock Exchange
2.0% Exchangeable Subordinated Debentures due 2029	CCZ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On May 9, 2023, Comcast Corporation (“Comcast”) consummated the issuance and sale of $1,000,000,000 aggregate principal amount of its 4.550% Notes due 2029 (the “2029 Notes”), $1,000,000,000 aggregate principal amount of its 4.800% Notes due 2033 (the “2033 Notes”), $1,600,000,000 aggregate principal amount of its 5.350% Notes due 2053 (the “2053 Notes”) and $1,400,000,000 aggregate principal amount of its 5.500% Notes due 2064 (the “2064 Notes” and, together with the 2029 Notes, the 2033 Notes and the 2053 Notes, the “Notes”), pursuant to an underwriting agreement dated May 1, 2023 among Comcast, the Guarantors (as defined below) and Goldman Sachs & Co. LLC, Morgan Stanley & Co. LLC, SMBC Nikko Securities America, Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein. The Notes were issued pursuant to an Indenture dated as of September 18, 2013 (the “Base Indenture”) among Comcast, the guarantors named therein and The Bank of New York Mellon, as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture dated as of November 17, 2015 (the “First Supplemental Indenture”) among Comcast, the guarantors named therein and the Trustee and as further supplemented by the Second Supplemental Indenture dated as of July 29, 2022 (the “Second Supplemental Indenture”) among Comcast, the guarantors named therein and the Trustee, and an officers’ certificate issued pursuant thereto. The Notes are guaranteed on an unsecured and unsubordinated basis by Comcast Cable Communications, LLC and NBCUniversal Media, LLC (the “Guarantors”).

The Notes were offered pursuant to Comcast’s Registration Statement on Form S-3 filed on July 29, 2022 (the “Registration Statement”), as amended at the date of the underwriting agreement (Reg. No. 333-266390), including the prospectus contained therein, and a related prospectus supplement, dated May 1, 2023.

The material terms and conditions of the Notes are set forth (i) in the Form of Officers’ Certificate filed herewith as Exhibit 4.1, (ii) in the Base Indenture, filed as Exhibit 4.3 to Comcast’s Registration Statement on Form S-3, as amended, filed on September 18, 2013 (Reg. No 333-191239), (iii) in the First Supplemental Indenture, filed as Exhibit 4.4 to Comcast’s Post Effective Amendment No. 2 to Registration Statement on Form S-3, filed on November 23, 2015 (Reg. No 333-191239) and (iv) in the Second Supplemental Indenture, which was filed as Exhibit 4.4 to the Registration Statement, each of which are incorporated by reference herein.

Item 9.01(d) Exhibits

Exhibit Number	Description
4.1	Form of Officers’ Certificate setting forth the terms of the Notes

5.1	Opinion of Elizabeth Wideman, Esq.

5.2	Opinion of Davis Polk & Wardwell LLP

23.1	Consent of Elizabeth Wideman, Esq. (contained in Exhibit 5.1)

23.2	Consent of Davis Polk & Wardwell LLP (contained in Exhibit 5.2)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMCAST CORPORATION

Date:	May 9, 2023	By:	/s/ Elizabeth Wideman
			Name:	Elizabeth Wideman
			Title:	Senior Vice President, Senior Deputy General Counsel and Assistant Secretary